EXHIBIT 10.5

                         ADDENDUM TO FACTORING AGREEMENT


      Altres Financial, L.P. ("Altres"), a Hawaii limited partnership, and Medical Asset Management, Inc. ("Client") have entered into a Factoring Agreement dated October 16, 1997 (the "Factoring Agreement"). Altres and Client desire to modify the Factoring Agreement as set forth herein and agree as follows:

      1.    DEPOSITORY ACCOUNTS.

            a. Client represents and warrants that the depository accounts identified on Exhibit A hereto constitute all of the depositary accounts for which Client is a signatory or beneficiary or has any other interest, excluding the Clinic Depositary Accounts (as defined below).

            b. Client shall not open, maintain, or become a signatory on or beneficiary of any other depositary account, including Clinic Depositary Accounts, without providing prior written notice to Altres. The notice shall include the name, address and phone number of the bank or other financial institution where the account is opened, the account number, the name on the account, and identify all signatories on the account. (All depositary accounts identified on Exhibit A and all other depositary accounts opened or maintained by Client or of which Client is a beneficiary or has any other interest, excluding Clinic Depositary Accounts, are referred to collectively herein as the "MAM Depositary Accounts".)

            c. Client represents and warrants that the depositary accounts identified on Exhibit B hereto constitute all of the depositary accounts which are maintained for the purpose of depositing collections of accounts of any doctor's office or clinic which has been acquired by Client and/or is operated by Client (a "MAM Clinic"). (All depositary accounts identified on Exhibit B and all other depositary accounts which are maintained for the purposes of depositing collections of accounts of any MAM Clinic are referred to collectively herein as the "Clinic Depositary Accounts".) MAM represents, warrants and covenants that at all times an officer or employee of MAM shall be a signatory on each Clinic Depositary Account.

            d. All collections and other proceeds from accounts of any MAM Clinic and/or Client (whether or not Altres has advanced funds based on the account) shall be deposited daily into the Clinic Depositary Accounts. Such proceeds and collections shall not be commingled with any other funds and shall be promptly and directly deposited into the Clinic Depositary Accounts in the form in which received by Client. Such proceeds and collections shall not be deposited in any other account.

            e. Client shall cause all amounts in all of the Clinic Depositary Accounts to be transferred to the MAM Depositary Accounts on a daily basis.

            f. Client shall cause all amounts in all of the MAM Depositary Accounts which constitute collections and other proceeds from accounts of any MAM Clinic and/or Client


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(whether  or  not  Altres  has  advanced  funds  based  on  the  account)  to be transferred to Altres on a daily basis as instructed by Altres.

            g. Client shall provide Altres with any account numbers, passwords, and other information necessary or helpful for Altres to electronically or telephonically access the MAM Depositary Accounts and the Clinic Depositary Accounts for all purposes, including, without limitation, determining balances and transferring funds. Upon request of Altres, Client will immediately cause any person designated by Altres to become a signatory on such of the MAM Depositary Accounts and Clinic Depositary Accounts as are requested by Altres. Altres is authorized to determine balances in the MAM Depositary Accounts and Clinic Depositary Accounts at any time and upon failure of Client to transfer any funds as provided herein or upon the occurrence of any Event of Default, to cause such transfer to be made.

            h. Upon execution and delivery of this Addendum, Client shall execute and deliver to Altres an Authorization and Power of Attorney in substantially the form attached hereto as Exhibit C concerning each MAM Depositary Account and each Clinic Depositary Account. Upon establishing any new MAM Depositary Account or any new Clinic Depository Account, Client shall promptly execute and deliver an Authorization and Power of Attorney in substantially the form attached hereto as Exhibit C concerning each such new account.

      2. UCC FINANCING STATEMENTS.

            a. Within seven (7) days of the first advance to Client pursuant to the Factoring Agreement, Client shall (1) prepare and deliver to Altres fully executed UCC-1 Financing Statements showing Client as secured party and as debtor each MAM Clinic, together with an assignment thereof by Client to Altres, or (2) proof of prior filing of a UCC-1 Financing Statement complying with sub-section (1), together with an executed assignment thereof by Client to Altres.

            b. All such UCC-1 Financing Statements shall be in a form and substance acceptable to Altres and filed or to be filed with each jurisdiction or governmental entity requested by Altres.

      3. INTEGRATED AGREEMENTS. This Addendum to Factoring Agreement, together with the Factoring Agreement, and the documents identified or contemplated therein, constitute the entire agreement between Altres and Client and may to be altered or amended except by written agreement signed by Altres and Client. No provision hereof or thereof may be waived by Altres except upon written waiver executed by Altres. The Factoring Agreement and this Addendum to Factoring Agreement shall be read and construed together as one agreement. This Addendum to Factoring Agreement shall be governed by and construed in accordance with the laws of the State of Utah and shall be deemed to have been executed by the parties in the State of Utah.

      4. FACTORING AGREEMENT REMAINS IN FULL FORCE AND EFFECT. Except as expressly modified by this Addendum to Factoring Agreement, the Factoring Agreement remains in full force and effect.

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      Dated:  October 22, 1997

                                    Medical Asset Management, Inc.

                                       By: /s/ John W. Regan
                                           -----------------------------------
                                    Title: President
                                           -----------------------------------
                                    Altres Financial, L.P.

                                    By:  Jim Guss Associates, a Hawaii
                                    limited partnership,
                                    Its General Partner

                                    By:  FOIGP Corp., a Hawaii limited
                                    partnership,
                                    Its General Partner

                                       By: /s/ Jim Guss
                                          -----------------------------------
                                          Jim Guss
                                          President
Consented to:

/s/ D. Kent Norton
--------------------------------
D. Kent Norton


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